NOTE 25 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Notes
NOTE 25 - Commitments and Contingencies:

NOTE 25 - Commitments and Contingencies:

Liability for Agricultural Research Organization

In March 2007, the Company entered into a Research and Exclusive License Agreement with the Volcany Center (ARO). According to the agreement, the Company has the right to develop, market and sell the product "Vinia®". The Volcany center is entitled to royalties at the amount of 3% of the Vinia sales. Future products are not included in this agreement. Furthermore, if the Company sells the license or grants a sub-license to a third party, the Volcany Center will be entitled to 5% of the total amount of the consideration received by the Company.